UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:	March 3, 2005
Date of Earliest Event Reported:	March 1, 2005

OFFICEMAX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Pierce Road Itasca, Illinois		60143
(Address of principal executive offices)		(Zip Code)

(630) 773-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On March 1, 2005, we issued a press release regarding our estimated overstatement in operating income in first quarter 2004, our estimated understatement in operating income in second quarter and third quarter 2004, and our estimated cumulative net overstatement in operating income for the first nine months of 2004.  For further information and the text of the press release, please see Exhibit 99.1 to this filing.

Item 9.01               Financial Statements and Exhibits.

(c)                     Exhibits.

Exhibit 99.1            Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICEMAX INCORPORATED

	By	/s/ Matthew R. Broad
Matthew R. Broad
Executive Vice President, General
Counsel and Corporate Secretary
Date: March 3, 2005